UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 30, 2004


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-13305                                         75-1971716
(Commission file number)                  (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas           79701
(Address of principal executive offices)             (Zip code)


                                 (432) 684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.


         In our Form 8-K Reports filed with the Securities and Exchange Commission on September 22, 2004 and October 20, 2004, we reported that Parallel, L.P., a wholly owned subsidiary of Parallel Petroleum Corporation (collectively, "Parallel"), had entered into purchase and sale agreements with, and acquired working and net revenue interests in, producing oil and gas properties from Caprock Oil & Gas, L.P. and Bradley W. Bunn. As reported, all of the properties are located in Andrews and Gaines Counties, Texas in the Permian Basin of west Texas.

         After Parallel entered into agreements with Caprock Oil & Gas, L.P. and Bradley W. Bunn to acquire their interests in the properties, Parallel then offered to purchase all of the remaining working and net revenue interests in the same properties from all of the other working interest owners. In response to Parallel's offer, and as further reported in our Form 8-K Report dated November 30, 2004, Parallel, L.P. entered into separate Purchase and Sale Agreements on November 30, 2004 with twenty-seven other unaffiliated working interests owners.

     On December 30, 2004 and December 31, 2004, Parallel completed the acquisition of additional working and net revenue interests under seventeen of the twenty-seven Purchase and Sale Agreements. Under the seventeen Purchase and Sale Agreements that were closed on December 30, 2004 and December 31, 2004, Parallel, L.P. purchased an aggregate additional 13.2% average working interest and 10.0% average net revenue interest owned by the Sellers. The purchase price amounts paid by Parallel, L.P. under these seventeen agreements ranged from $5,548 to $828,397. The total gross purchase price, excluding adjustments, for all of the additional interests in the properties was $3.49 million. The total net purchase price, including adjustments, was $2.85 million. The effective date of these acquisitions is October 1, 2004.

         After giving effect to these purchases, Parallel's average working interest in these properties increased from approximately 56.6% to approximately 69.8%, and its average net revenue interest increased from approximately 43.8% to approximately 53.8%.

         Under these Purchase and Sale Agreements, Parallel acquired approximately 5,360 gross (707 net) acres and 67 gross (10.3 net) producing oil and gas wells. The properties consist of 25 oil and gas leases and produce from the Queen and San Andres formations at depths of approximately 4,200 to 4,900 feet. The additional interests that were acquired under these agreements represent an estimated 500,000 equivalent barrels of proved oil and gas reserves, with current production of approximately 50 equivalent barrels of oil per day.

         On December 15, 2004 Parallel entered into the twenty-eighth Purchase and Sale Agreement with another unaffiliated party which also covers interests in the same properties. The acquisition transactions contemplated by the eleven remaining Purchase and Sale Agreements are scheduled to close on or before January 31, 2005. Completion of the remaining transactions is in each case subject to customary closing conditions, including the absence of title defects, environmental review and approval by Parallel, the accuracy of the representations and warranties of the parties and the absence of any legal proceedings affecting the transactions contemplated by each respective Purchase and Sale Agreement.

         Parallel has no relationship with the sellers, other than in respect of the Purchase and Sale Agreements.

         The purchase price was financed with loan proceeds drawn under Parallel's revolving credit facility provided by First American Bank, SSB, BNP Paribas, Citibank, F.S.B. and Western National Bank.

         The oil and gas properties acquired by Parallel under the Purchase and Sale Agreements will be pledged as additional collateral to further secure the payment and performance of Parallel's indebtedness and obligations under its revolving credit facility.


Item 9.01         Financial Statements and Exhibits.


         (c)      Exhibits

                  Exhibit No.                          Description
                  -----------                    -----------------------

                       10.1 Purchase and Sale Agreement, dated as of September 21, 2004, between Parallel, L.P. and Eastland Oil Co., which agreement is substantially identical to the twenty-seven other purchase and sale agreements entered into between Parallel, L.P. and the other sellers parties thereto, except as described in Schedule A hereto (Incorporated by reference to
                                         Exhibit 10.1 of the Registrant's
                                         Form 8-K Report dated November 30,
                                         2004 and filed with the Securities
                                         and Exchange Commission on December 6,
                                         2004).

                                   Schedule A


         Parallel, L.P. has entered into twenty-eight separate Purchase and Sale Agreements with unaffiliated third parties. Incorporated by reference as Exhibit
10.1 to this Current Report on Form 8-K is the Purchase and Sale Agreement entered into between Parallel, L.P. and Eastland Oil Company. All of the Purchase and Sale Agreements are substantially identical, except for (1) the name of each seller, (2) immaterial differences in certain representations, warranties and exhibits in or to the Purchase and Sale Agreements, (3) the size of the working interest being sold by each respective seller, (4) the purchase price payable to each respective seller and (5) the descriptions of the specific oil and gas leases in which each seller owns an interest.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 4, 2005


                                           PARALLEL PETROLEUM CORPORATION


                                           By: /s/ Larry C. Oldham
                                               ---------------------------------
                                               Larry C. Oldham, President

                                  EXHIBIT INDEX


   Exhibit No.                                      Description
   -----------                                 --------------------

      10.1 Purchase and Sale Agreement, dated as of September 21, 2004, between Parallel, L.P. and Eastland Oil Co., which agreement is substantially identical to the twenty-seven other purchase and sale agreements entered into between Parallel, L.P. and the other sellers parties thereto, except as described in Schedule A hereto (Incorporated by reference to
                                         Exhibit 10.1 of the Registrant's
                                         Form 8-K Report dated November 30,
                                         2004 and filed with the Securities
                                         and Exchange Commission on December 6,
                                         2004).